UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 3, 2010
DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 Montgomery Street, 17th Floor
San Francisco, California	94111

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 445-7444
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
          On March 3, 2010, the Company issued a statement to the media regarding its receipt of, and response to, a letter from the U.S. Food and Drug Administration regarding statements on the Company’s website and the packaging of certain products, a copy of which is attached to this report as Exhibit 99.1 and incorporated herein by reference
Item 9.01. Financial Statements and Exhibits
          (d) Exhibits.

Exhibit	Description

99.1	Media statement from Diamond Foods re FDA letter, March 3, 2010.
SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.
Date: March 3, 2010	By:	/s/ Stephen E. Kim
		Name:	Stephen E. Kim
		Title:	Senior Vice President, General Counsel and Human Resources

INDEX TO EXHIBITS

Exhibit	Description

99.1	Media statement from Diamond Foods re FDA letter, March 3, 2010